《股权质押协议》之补充协议

Supplemental Equity Interest Pledge Agreement

甲方：深圳合利众企业咨询有限公司

Party A: Shenzhen Helizhong Enterprise Consulting Co., Ltd.

统一社会信用代码：91440300MA5FAN293H

Unified Social Credit Code: 91440300MA5FAN293H

地址：深圳市罗湖区东门街道东门社区深南东路辅道2002号南塘商业广场C区2317

Address: Room 2317, Zone C, Nantang Commercial Plaza, #2002 East Shennan Road, Dongmen Community, Dongmen Street, Luohu District, Shenzhen, Guangdong, China.

乙方：温兆斌

Party B: Zhaobin Wen

国籍：中国

Nationality: China

身份证号码：440102197807171014

Identification No.: 440102197807171014

丙方：深圳合众财富金融投资管理有限公司

Party C: Shenzhen HeZhong Fortune Finance and Investment Management Co., Ltd.

统一社会信用代码：91440300349884996Y

Unified Social Credit Code: 91440300349884996Y

地址：深圳市前海深港合作区前湾一路1号A栋201室

Address: Room 201, Block A, #1 1st Qian Wan Road, Qianhai Shenzhen and Hong Kong Cooperation District, Shenzhen, Guangdong, China.

鉴于：

WHEREAS:

1. 甲方与乙方于2018年9月25日签订了《股权质押协议》（下称"该质押协议"），其中约定乙方将其所持有丙方之全部股权——75%质押给甲方。乙方及丙方于2018年10月25日在当地主管部门——深圳市场监督管理局（下称"市监局"）共同办理完毕上述股权质押登记手续。

Party A and Party B executed the Equity Interest Pledge Agreement, or the **Pledge Agreement**, on September 25, 2018, under which Party B, as Pledgor, pledges 75% of the entire equity interest in Party C held by Party B to Party A, the Pledgee. On October 25, 2018, Party B and Party C jointly completed the above-mentioned equity pledge registration procedures at local governmental authority, Shenzhen Market Supervision Administration , or **SMSA**.

2. 根据丙方之所有股东于2019年6月18日就其公司增资事宜通过的《股东会决议》及《章程修正案》，乙方认缴出资额由人民币3,750万元增加至人民币43,750万元，增资后乙方所持有丙方之股权比例由原75%增至79.55%。

Pursuant to the Resolution of Shareholders and the Amendments to the Article of Party C, which were approved by its all shareholders regarding the increase of registered capital on June 18, 2019, Party B increased his capital subscription from RMB 37.5 million to RMB 437.5 million. Thus, the equity interest in Party C that Party B holds increased from 75% to 79.55%.

3. 乙方现拟将其因增资而新增持有丙方的股权——4.55%质押给甲方，甲方同意接受该新增股权的质押。

Party B intends to pledge to Party A the additional 4.55% of equity interest in Party C, due to the increase of his capital subscription of the equity interest in Party C, and party A is willing to accept the pledge of the additional equity interest.

据此，甲、乙、丙三方就乙方将所持有丙方之全部股权质押给甲方事宜，达成本补充协议如下：

Accordingly, Party A, Party B and Party C agree to this following Supplemental Agreement with respect to Party B's pledge of his entire equity interest in Party C to Party A:

一、各方同意：乙方将其因增资而新增持有丙方之4.55%的股权质押给甲方，该质押协议中所约定乙方将其持有丙方之股权——75%质押给甲方保持不变。故，根据该质押协议及本补充协议，乙方将其所持有丙方之全部股权——79.55%质押给甲方。

All the Parties agree that Party B shall pledge his additional 4.55% of the equity interest in Party C to Party A due to the increase of capital subscription of the equity interest in Party C. The original pledge under the Pledge Agreement, which Party B has pledged his 75% of entire equity interest in Party C to Party A, shall be kept unchanged. Thus, Party B shall pledge total 79.55% of the equity interest in Party C to Party A pursuant to the Pledge Agreement and the Supplemental Agreement.

二、乙方及丙方应在本补充协议签署之日起30日内在市监局办理上述相关股权质押登记手续。

Party B and Party C shall complete the pledge registration of the above additional equity interest held by Party B with SMSA within thirty (30) days from the date of effectiveness of the Supplemental Agreement.

三、本补充协议与该质押协议具有同等的法律效力，本补充协议约定之内容与该质押协议约定不一致的，以本补充协议之约定为准。

The Supplemental Agreement has the same legal effect as the Pledge Agreement. If the contents under the Supplemental Agreement are inconsistent with the contents under the Pledge Agreement, the Supplemental Agreement shall prevail.

四、本补充协议以中英文书就，一式叁份，甲、乙、丙三方各执壹份，每份均具有同等法律效力；中英文版本之内容或理解如有冲突，应以中文版为准。

The Supplemental Agreement is written in Chinese and English in triplicate. Party A, Party B and Party C shall hold one copy with the same legal effect respectively. In case there is any conflict regarding contents or understanding between the Chinese version and the English version, the Chinese version shall prevail.

五、本补充协议自各方于2019年6月18日签署之日起生效。

The Supplemental Agreement shall become effective as of June 18, 2019 when all the Parties have duly executed the Supplemental Agreement.

(This page is only for signature use.)

甲方：深圳合利众企业咨询有限公司（盖章）：

Party A: Shenzhen Helizhong Enterprise Consulting Co., Ltd.

法定代表人：________________

温兆斌

By: ________________

Zhaobin Wen, Legal Representative

乙方：温兆斌

Party B: Zhaobin Wen

签字：________________

温兆斌

By: ________________

Zhaobin Wen

丙方：深圳合众财富金融投资管理有限公司（盖章）：

Party C: Shenzhen HeZhong Fortune Finance and Investment Management Co., Ltd.

法定代表人：________________

温兆斌

By: ________________

Zhaobin Wen, Legal Representative